Advantus Series Fund, Inc.

Supplement dated August 27, 2010 to the Prospectus of Advantus Series Fund, Inc. dated April 30, 2010

The text on page 20, under the caption "Money Market Portfolio: Fees and Expenses," is replaced by the following:

Money Market Portfolio: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Portfolio. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	%	0.30
Distribution (12b-1) Fees	%	0.25
Other Expenses(a)%		0.25
Total Annual Portfolio Operating Expenses	%	0.80

(a)  The Portfolio's expenses have been restated, based upon 2010 estimated expenses, to reflect additional expenses incurred by the Portfolio in complying with new testing, disclosure and reporting requirements for money market funds.

Expense Example. This example is intended to help you compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Portfolio. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years	5 Years	10 Years
$82	256	446	993

Please retain this supplement for future reference.

F73253 8-2010